EXHIBIT 4
               AMENDED JOINT FILING AGREEMENT
          In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $.20 per share, of Dynatech Corporation and further agree that this Amended Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Amended Joint Filing Agreement this 22nd day of June, 1994.
                         THE SC FUNDAMENTAL VALUE FUND, L.P.

                         By:  SC FUNDAMENTAL INC.
                         Its: General Partner

                         By:  /s/ Peter M. Collery
                              Peter M. Collery
                         Its: Vice President


                         SC FUNDAMENTAL VALUE BVI, LTD.

                         By:  /s/ Anthony Stocks
                              Anthony Stocks
                         Its: Director


                         SC-BVI PARTNERS

                         By:  SC FUNDAMENTAL VALUE BVI, INC.
                         Its:  General Partner

                         By:  /s/ Peter M. Collery
                              Peter M. Collery
                         Its: Vice President


                         SC FUNDAMENTAL INC.
                         SC FUNDAMENTAL VALUE BVI, INC.


                         Both By:/s/ Peter M. Collery
                                   Peter M. Collery
                                   Vice President


                         /s/ Peter M. Collery
                              Peter M. Collery


                         /s/ Gary N. Siegler
                              Gary N. Siegler